Inventories	6 Months Ended
Jun. 30, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	June 30, 2012	December 31, 2011
Raw materials	$60.9	$52.0
Work in process	24.5	25.1
Finished products	73.2	75.7

	$158.6	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor three and six months ended June 30, 2011, the sale of acquired inventories increased cost of goods sold by $0.6 million and $16.4 million, respectively.